Q3 2025 Shareholder Letter | November 6, 2025 1 Fellow Shareholders, We continue to deliver on our operational and strategic priorities, making great progress during the third quarter in returning our Studios to industry leadership, scaling HBO Max globally, and optimizing our Global Linear Networks. During the third quarter, Streaming & Studios(1) revenue and Adjusted EBITDA(2) increased by 7% ex- FX(3) and 59% ex-FX year-over-year, respectively, while Global Linear Networks continued to generate healthy Adjusted EBITDA margins of 44%. We continue to expect that Studios will meaningfully exceed our prior guidance of at least $2.4 billion of Adjusted EBITDA and Streaming will generate at least $1.3 billion of Adjusted EBITDA in 2025. Third quarter free cash flow(4) generation was strong at $701 million, which included approximately $500 million of separation- related cash costs. We repaid $1.2 billion of debt, including $1 billion of the bridge loan facility, and ended the quarter with net leverage(5) of 3.3x. While our separation into Warner Bros. (Streaming & Studios) and Discovery Global (Global Networks) remains on track to be completed by mid-2026, our Board of Directors announced on October 21st its decision to initiate a review of strategic alternatives. The Board is evaluating a broad range of strategic options, including proceeding with the planned separation, a potential transaction for the entire company, or separate transactions for the Warner Bros. and/or Discovery Global businesses. As part of the review, we will also consider an alternative separation structure that would enable a merger transaction involving Warner Bros., while Discovery Global would be spun off to our shareholders. There is no deadline or definitive timetable regarding this strategic review process. We do not intend to make any further announcements unless and until the Board approves a specific transaction or otherwise determines further disclosure is appropriate or necessary. As such, we will not be answering any questions on this topic during our earnings call. STUDIOS Studios is enjoying a record-setting year, capitalizing on outstanding creative momentum. Our focus on more disciplined resource allocation and better leveraging of our intellectual property and franchises has helped return Studios to industry leadership. In an inherently volatile business, our efforts have been guided by an emphasis on managing risk and delivering greater consistency. These efforts underpin our target of at least $3 billion in Studios segment Adjusted EBITDA, and we continue to see near-term progress towards this goal. As noted last quarter, Studios faces a difficult comparison to last year’s fourth quarter results due to a library licensing deal with HBO Max.

Q3 2025 Shareholder Letter | November 6, 2025 2 MOTION PICTURE GROUP Warner Bros. Motion Picture Group delivered another strong quarter, reflecting success with a more focused approach to storytelling and content creation: a broad and diversified slate of global tentpoles like Superman; measured risk-taking on original works from top filmmakers like Paul Thomas Anderson’s One Battle After Another; and genre-specialty releases, particularly in horror, such as Weapons and The Conjuring: Last Rites. Performance highlights include: • Warner Bros. was the first studio to surpass $4 billion in 2025 global box office revenue, despite releasing only 11 films. Warner Bros. last achieved $4 billion in global box office with 20 films in 2019. • Nine Warner Bros. films opened #1 at the global box office with 15 total weekends at #1, leading all studios in 2025 on both metrics. • Year-to-date, Warner Bros. has produced and distributed 3 of the top 5 domestic films and 4 of the top 10 internationally based on box office gross. • Weapons debuted as the largest August horror film opening of all time domestically. DC STUDIOS Importantly, with its first theatrical release Superman, DC Studios marked a new era and critical first step on its 10-year journey to deliver fans a fresh and cohesive storyline across film and television, while bringing new heroes and villains to the surface. Building on Superman’s foundation, upcoming DC Studios projects include Lanterns, which will debut on HBO Max in early 2026; Supergirl and Clayface, which are scheduled for theatrical release in summer and fall 2026, respectively; and Man of Tomorrow, the follow-up to Superman, which James Gunn is currently writing and will again direct. We remain incredibly excited about the momentum at DC Studios and its prospects to re-connect with fans and ignite the next generation of these beloved characters. TELEVISION WBTV remains one of the most prolific suppliers of episodic television in the industry with over 70 active series being delivered across 20 platforms. We believe its leadership in volume is matched by its leadership in quality, as evidenced by its 14 recent Emmy wins. The Pitt, produced by WBTV for HBO Max, won 5 Emmy Awards, notably for Outstanding Drama Series, and The Penguin, also produced by WBTV for HBO Max, won 9 Emmy Awards. WBTV continues to be an important production partner for HBO Max, with notable current and upcoming series like It: Welcome to Derry, season 2 of The Pitt, Lanterns, Stuart Fails to Save the Universe, and Harry Potter. We maintain a robust supply of high-quality content to third-party platforms, as well. Key projects scheduled for near-term delivery include Not Suitable for Work (Hulu), Unaccustomed Earth (Netflix), Memory of a Killer (Fox), Ted Lasso (Apple), Shrinking (Apple), and All American (CW). And given the evolving TV consumption landscape, we expect that 2026 will mark the first time that WBTV will deliver more scripted episodes to streaming platforms than broadcast and cable networks. We are now realizing the benefits of this evolving shift as titles begin

Q3 2025 Shareholder Letter | November 6, 2025 3 to revert to the WBTV library upon expiration of their initial exclusivity period, enabling us to further monetize these titles in subsequent windows. STREAMING Our Streaming segment once again delivered healthy subscriber growth as we continue to scale HBO Max globally. During the quarter, we added 2.3 million net subscribers(6) to reach 128 million global Streaming subscribers, representing 16% growth year-over-year, and we remain on a clear path towards at least 150 million Streaming subscribers by the end of 2026. HBO Max is now available in more than 100 global markets following its recent launch in several smaller markets in EMEA and APAC. Subscriber growth was attributable, in part, to penetration gains from existing markets, with strong consumer uptake in newer markets, such as Australia. As noted last quarter, the early success in Australia bolsters our confidence in our upcoming launches in Italy, Germany, the United Kingdom, and Ireland – all markets where, like Australia, we have previously licensed HBO and WB Studios content to a distributor, and there is familiarity with the HBO brand and key titles and franchises. We continue to refine our content offering, consisting of buzzworthy, critically celebrated tentpole titles, pay-one films, and relevant local language content. To that end, HBO and HBO Max were recognized with 30 total Emmy Awards, tied for the most of any network or platform, with wins for 12 original programs spanning drama, comedy, documentaries, variety series, and specials. And the recently completed HBO Original Task was very well received, growing its audience every week during its run and averaging 12 million viewers per episode thus far. Building on the success of Task, IT: Welcome to Derry, which premiered in late October, ranked as one of HBO Max’s top all-time premieres. The first episode drew a very strong 15 million viewers in its first week, approaching viewership levels on par with House of the Dragon and The Last of Us. At the same time, we are also making meaningful progress in globalizing our content offering. In 2025, we have seen record performance of our local original productions across Latin America and Europe, including our best-ever performer Chespirito from Mexico, and hits like The Eastern Gate from Poland and When No One Sees Us in Spain. We also recently announced a content production and distribution partnership with CJ ENM, a leading entertainment company in Korea. HBO Max now serves as the streaming home of new original K-dramas and the best of CJ ENM and TVING’s scripted and unscripted entertainment in key Asia Pacific markets. Additionally, the co-production partnership is expected to create a K-drama pipeline for HBO Max globally. Streaming Adjusted EBITDA grew 24% ex-FX year-over-year in the third quarter. As expected, and as noted last quarter, we saw distribution revenue growth decelerate in the third quarter, stemming from the first full quarter impact of a domestic HBO Max distribution deal renewal with a former related party. Additionally, we recognized a negative adjustment for prior period revenues related to

Q3 2025 Shareholder Letter | November 6, 2025 4 an international legal matter. This equated to a roughly 200 basis point adjustment, and we do not anticipate a meaningful impact on distribution revenue going forward. We expect distribution revenue growth to be in the low single digit range during the fourth quarter, consistent with our prior guidance. With the launch of HBO Max in key European markets and the UK and Ireland, continued subscriber growth, our password sharing enforcement, and the recent U.S. price increase, we expect HBO Max distribution revenue to reaccelerate in the first half of 2026. Looking to the fourth quarter, there are a couple of notable items to call out. The absence of the NBA, which was simulcast on HBO Max throughout the 2024/25 season, is expected to have a negative 300 basis point impact on Streaming advertising revenues during the quarter with greater headwinds during the first half of 2026, given the cadence of the season and the playoffs. Additionally, as we prepare for the launch of HBO Max in Germany and Italy in Q1, we expect to incur some modest upfront marketing and startup costs during the latter part of the fourth quarter. GLOBAL LINEAR NETWORKS We believe optimizing Global Linear Networks requires a balance of resilience and innovation as the team focuses on strengthening our sports, news, and general entertainment brands. Alongside our commitment to linear television in both the U.S. and international markets, we are increasingly looking at investing in digital initiatives that extend our brands’ reach to audiences outside of the traditional pay-TV ecosystem. We recently launched a new streaming subscription tier for CNN All Access at $6.99 per month, which pay-TV subscribers can also access by authenticating their subscriptions. This new tier provides one centralized destination for CNN’s journalism, including live and on-demand video programming, and is the most complete way to experience CNN across web, mobile, and connected TV apps. This product is essential to CNN’s evolution as we strive to deliver content in a format that reflects how audiences engage with news today. We believe TNT Sports provides us with great optionality given its resonance with U.S. audiences and distributors. Our major sports rights deals are secure with no near-term renewals, and we intend to continue intelligently pursuing rights that may become available and are additive to our current offering. To extend our delivery, we are also making progress on a TNT Sports streaming service in the U.S., which will provide consumers with access to all the sports content available on TNT Sports linear networks, as well as select content from Bleacher Report and House of Highlights. This will be made available as a standalone service, while we simultaneously look for bundling opportunities. Like the CNN All Access streaming tier, pay-TV subscribers will be entitled to access content on the TNT Sports streaming service. Global Linear Networks revenue and Adjusted EBITDA declined 23% ex-FX and 20% ex-FX year-over- year, respectively. Excluding the impact of the Olympics last year, revenues decreased 12% ex-FX.

Q3 2025 Shareholder Letter | November 6, 2025 5 Cost of revenue was flat year-over-year excluding the impact of the 2024 Olympics, in part due to the investment in incremental U.S. sports rights. As expected, the advertising revenue decline year-over- year worsened sequentially, in what is typically our smallest advertising quarter. This was partially due to a 300-basis point combined impact from the 2024 Olympics and difficult comparisons at CNN against last year’s coverage of the presidential election. Underlying U.S. linear advertising trends remain largely consistent with prior quarters as demand for sports continues to be healthy and demand for general entertainment is steady. International advertising continues to demonstrate greater resilience across key markets, particularly in EMEA, where we have also benefited from a strong share of viewership in our free-to- air markets. Our free-to-air share has increased in each of the last three full years through 2024, while Q3 2025 matched a best-ever quarterly performance to date. 2025 is thus far on pace to similar share levels as last year. As we look toward the fourth quarter, even with an anticipated negative 400 basis point impact to Global Linear Networks global advertising revenue due to the absence of the NBA, we expect the strength of the MLB playoffs and new sports rights to drive improved year-over-year advertising trends compared to the third quarter. Furthermore, some of the NBA cost savings have been reinvested in new sports rights and related production expenses, primarily Big 12 football and basketball and Big East basketball, in content and marketing for digital initiatives like CNN All- Access, and in content and brand marketing across our footprint. CORPORATE & FINANCIAL UPDATES We generated $701 million of free cash flow during the third quarter. This included approximately $500 million in separation-related costs. We repaid $1.2 billion of debt in the third quarter, including $1 billion of the bridge loan facility, and ended the quarter with net leverage of 3.3x. We expect further healthy free cash flow generation during the fourth quarter, and we plan to prioritize allocation of free cash flow to ensure that both Warner Bros. and Discovery Global have appropriate capital structures and operating cash on hand to fund post-separation operating plans. CONCLUSION We continue to focus on executing against our key strategic pillars and moving with momentum towards our planned separation alongside the Board’s process to review and evaluate strategic alternatives. The investments we have made in strengthening our operating capabilities throughout the organization over several years are delivering significant returns, and we intend to continue to capitalize on that hard work.

Q3 2025 Shareholder Letter | November 6, 2025 6 2025 Outlook Warner Bros. Discovery, Inc. ("Warner Bros. Discovery", "WBD", the "Company", "we", "us", or "our") may provide forward-looking commentary in connection with this communication. The Company is not able to provide a reconciliation of the non-GAAP forward-looking commentary to comparable GAAP measures as, at this time, the Company cannot determine the occurrence or impact of the adjustments, such as the effect of future changes in foreign currency exchange rates or future acquisitions or divestitures that would be excluded from such GAAP measures. Accordingly, the Company is relying on the exception provided by Item 10(e)(1)(i)(B) of Regulation S-K to exclude these reconciliations. Cautionary Statement Concerning Forward-Looking Statements Information set forth in this communication constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, statements regarding the Company’s expectations, beliefs, intentions or strategies regarding the future, and can be identified by forward-looking words such as “anticipate,” “believe,” “could,” “continue,” “estimate,” “expect,” “intend,” “may,” “should,” “will” and “would” or similar words. These forward-looking statements are based on current expectations, forecasts, and assumptions that involve risks and uncertainties on information available to Warner Bros. Discovery as of the date hereof. Forward-looking statements include, without limitation, statements about the benefits of the planned separation, including future financial and operating results, in the case of a separation, either companies’ future company plans, objectives, expectations and intentions, the WBD’s review of strategic alternatives, and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of WBD’s management and are subject to significant risks and uncertainties outside of our control. Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements are the following: whether we will be able to identify or develop any strategic alternatives to our planned separation; our ability to execute on material aspects of any strategic alternatives that are identified and pursued, whether we can achieve the potential benefits of any strategic alternatives; the occurrence of any event, change or other circumstances that could give rise to the abandonment of the planned separation or pursuit of a different structure or strategic alternative; risks that any of the conditions to the planned separation may not be satisfied in a timely manner; risks that the anticipated tax treatment of the planned separation is not obtained; risks related to potential litigation brought in connection with the planned separation, any unsolicited proposal, or the review of strategic alternatives; uncertainties as to the timing of the planned separation and the review of strategic alternatives; risks and costs related to the planned separation, the receipt of unsolicited proposals, and the review of strategic alternatives, including risks relating to changes to the configuration of WBD’s existing businesses; the risk that implementing the planned separation may be more difficult, time consuming or costly than expected; risks related to financial community and rating agency perceptions of WBD and its business, operations, financial condition and the industry in which it operates; risks related to disruption of management time from ongoing business operations due to the planned separation, any unsolicited proposal, or the review of strategic alternatives; failure to realize the benefits expected from the planned separation; the final terms and conditions of the planned separation, including the terms of any ongoing commercial agreements and arrangements, and the relationship between Warner Bros. and Discovery Global following the planned separation; the nature and amount of any indebtedness incurred by Warner Bros. or Discovery Global; effects of the announcement, pendency or completion of the planned separation and the review of strategic alternatives on the ability of WBD to retain

Q3 2025 Shareholder Letter | November 6, 2025 7 and hire key personnel and maintain relationships with its suppliers, and on its operating results and businesses generally; risks related to the potential impact of general economic, political and market factors on WBD as it implements its planned separation; and risks related to obtaining permanent financing. WBD's actual results could differ materially from those stated or implied, due to risks and uncertainties associated with its business, which include the risks related to the separation. Discussions of additional risks and uncertainties are contained in WBD’s filings with the Securities and Exchange Commission, including but not limited to WBD’s most recent Annual Report on Form 10-K and reports on Form 10-Q and Form 8-K. WBD is not under any obligation, and expressly disclaims any obligation, to update, alter, or otherwise revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events, or otherwise. Persons reading this communication are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date hereof. Non-GAAP Financial Measures In addition to financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), this communication may also contain certain non-GAAP financial measures, identified with an “(*)”. Reconciliations between the non-GAAP financial measures and the closest GAAP financial measures are available in the Trending Schedules and “Quarterly Results” section of the Warner Bros. Discovery, Inc. investor relations website at: https://ir.wbd.com. Definitions and Sources for Warner Bros. Discovery, Inc. (1) Streaming & Studios Division: In December 2024, we announced that our board of directors had authorized the Company to implement a new corporate structure designed to enhance our strategic flexibility and create potential opportunities to unlock shareholder value. Under the new corporate structure, the Company will serve as the parent company for two distinct operating divisions: Streaming & Studios and Global Linear Networks. In the first quarter of 2025, we renamed our Direct-to-Consumer reportable segment to Streaming and our Networks reportable segment to Global Linear Networks. There were no changes to our reportable segments or the composition of our reportable segments as a result of these changes. The Streaming & Studios division includes our Streaming and Studios reportable segments and eliminations between those two reportable segments. (2) Adjusted EBITDA: The Company evaluates the operating performance of its operating segments based on financial measures such as revenues and Adjusted EBITDA. Adjusted EBITDA is defined as operating income excluding: (i) employee share-based compensation, (ii) depreciation and amortization, (iii) restructuring and facility consolidation, (iv) certain impairment charges, (v) gains and losses on business and asset dispositions, (vi) third-party transaction and integration costs, (vii) amortization of purchase accounting fair value step-up for content, (viii) amortization of capitalized interest for content, and (ix) other items impacting comparability. The Company uses this measure to assess the operating results and performance of the segments, perform analytical comparisons, identify strategies to improve performance, and allocate resources to each segment. The Company believes Adjusted EBITDA is relevant to investors because it allows them to analyze the operating performance of each segment using the same metric management uses. The Company excludes employee share-based compensation, restructuring, certain impairment charges, gains and losses on business and asset dispositions, and transaction and integration costs from the calculation of Adjusted EBITDA due to their impact on comparability between periods. Integration costs include transformative system

Q3 2025 Shareholder Letter | November 6, 2025 8 implementations and integrations, such as Enterprise Resource Planning systems, and may take several years to complete. The Company also excludes the depreciation of fixed assets and amortization of intangible assets, amortization of purchase accounting fair value step-up for content (which is included in consolidated costs of revenues), and amortization of capitalized interest for content, as these amounts do not represent cash payments in the current reporting period. We prospectively updated certain corporate allocations at the beginning of 2025. The impact to prior periods was immaterial. (3) Foreign Exchange Impacting Comparability: The impact of exchange rates on our business is an important factor in understanding period-to-period comparisons of our results. For example, our international revenues are favorably impacted as the U.S. dollar weakens relative to other foreign currencies, and unfavorably impacted as the U.S. dollar strengthens relative to other foreign currencies. We believe the presentation of results on a constant currency basis (“ex-FX”), in addition to results reported in accordance with U.S. GAAP provides useful information about our operating performance because the presentation ex-FX excludes the effects of foreign currency volatility and highlights our core operating results. The presentation of results on a constant currency basis should be considered in addition to, but not a substitute for, measures of financial performance reported in accordance with U.S. GAAP. The ex-FX change represents the percentage change on a period-over-period basis adjusted for foreign currency impacts. For the 2025 period, the ex-FX change is calculated as the difference between the current year amounts translated at a baseline rate, which is a spot rate for each of our currencies determined early in the fiscal year as part of our forecasting process (the “2025 Baseline Rate”), and the prior year amounts translated at the same 2025 Baseline Rate. In addition, consistent with the assumption of a constant currency environment, our ex-FX results exclude the impact of our foreign currency hedging activities, as well as realized and unrealized foreign currency transaction gains and losses. Results on a constant currency basis, as we present them, may not be comparable to similarly titled measures used by other companies. (4) Free cash flow: The Company defines free cash flow as cash flow from operations less acquisitions of property and equipment. The Company believes free cash flow is an important indicator for management and investors of the Company’s liquidity, including its ability to reduce debt, make strategic investments, and return capital to stockholders. In millions Three Months Ended September 30, 2025 Cash provided by operating activities $979 Less: Purchases of property and equipment (278) Free Cash Flow $701 (5) Net Leverage: The Company defines net leverage as the calculation where net debt (gross debt of $34.5 billion less cash, cash equivalents, and restricted cash of $4,298 million) is divided by the sum of the most recent four quarters Adjusted EBITDA of $9,250 million. The Company believes this measure is relevant to investors as it is a financial measure frequently used in evaluating a company's financial condition. (6) Streaming Subscriber: The Company defines a “Core Streaming Subscription” as: (i) a retail subscription to discovery+, HBO, HBO Max, Max, or a Premium Sports Product (defined below) for which we have recognized subscription revenue, whether directly or through a third party, from a Streaming platform; (ii) a wholesale subscription to discovery+, HBO, HBO Max, Max, or a Premium Sports Product for which we have recognized

Q3 2025 Shareholder Letter | November 6, 2025 9 subscription revenue from a fixed-fee arrangement with a third party and where the individual user has activated their subscription; (iii) a wholesale subscription to discovery+, HBO, HBO Max, Max, or a Premium Sports Product for which we have recognized subscription revenue on a per subscriber basis, including third- party services that host a branded environment of discovery+, HBO, HBO Max, Max, or a Premium Sports Product for which we have recognized subscription revenue on a per subscriber basis; (iv) a retail or wholesale subscription to an independently-branded, regional product sold on a stand-alone basis that includes discovery+, HBO, HBO Max, Max, and/or a Premium Sports Product, for which we have recognized subscription revenue (as per (i) –(iii) above); and (v) users on free trials who convert to a subscription for which we have recognized subscription revenue within the first seven days of the calendar month immediately following the month in which their free trial expires. The Company defines a “Premium Sports Product” as a strategically prioritized, sports-focused product sold on a stand-alone basis and made available directly to consumers. The current “independently branded, regional products” referred to in (iv) above consist of TVN/Player. Subscribers to multiple WBD Streaming products (listed above) are counted as a paid subscriber for each individual WBD streaming product subscription. We may refer to the aggregate number of Core Streaming Subscriptions as “subscribers”. The reported number of “subscribers” included herein and the definition of “Streaming Subscription” as used herein excludes: (i) individuals who subscribe to Streaming products, other than discovery+, HBO, HBO Max, Max, a Premium Sports Product, and independently-branded, regional products (currently consisting of TVN/Player), that may be offered by us or by certain joint venture partners or affiliated parties from time to time; (ii) a limited number of international discovery+ subscribers that are part of non-strategic partnerships or short-term arrangements as may be identified by the Company from time to time; (iii) domestic and international Cinemax subscribers, and international basic HBO subscribers; and (iv) users on free trials except for those users on free trial that convert to a Streaming Subscription within the first seven days of the next month as noted above. Domestic subscriber - We define a Domestic subscriber as a subscription based either in the United States of America or Canada. International subscriber - We define an International subscriber as a subscription based outside of the United States of America or Canada. (7) Revenues/Costs of Revenues Excluding the Impact of the 2024 Olympics in Europe: The Company defines revenues/costs of revenues excluding the impact of the 2024 Olympics in Europe as total revenues/costs of revenues less revenues/costs of revenues from the Olympics in Europe. The Company may exclude revenues/costs of revenues from the Olympics in Europe at the consolidated level, segment level, or both. The Company believes this measure is relevant to investors because it allows them to analyze our operating performance on businesses that the Company continues to operate on an ongoing basis.